Exhibit 23.1




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


            As independent public accountants, we hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Freport-McMoRan Sulphur Inc.'s previously filed Registration
            Statement on Form S-8 (File No. 333-44449).



                                          /s/ Arthur Andersen LLP
                                          -----------------------------
                                          Arthur Andersen LLP


            New Orleans, Louisiana,
            March 24, 1998